Accrual Basis-1
Case No.: 97-02395PJW Thru 97-02401PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                         for the month ending July, 1998





                                  Document         Previously        Explanation
Required Attachments:             Attached          Submitted         Attached

1.  Tax Receipts                     ( )                (X)              ( )

2.  Bank Statements                  (X)                ( )              ( )

3.  Most recently filed              ( )                (X)              ( )
    Income Tax Return

4.  Most recent Annual               (X)                ( )              ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


    /s/  Windle R. Ewing                                Vice President
---------------------------------               ------------------------------
SIGNATURE OF RESPONSIBLE PARTY                              TITLE


     Windle R. Ewing                                  October 27, 1998
---------------------------------               ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE


PREPARER:

     /s/  Tom Matta                                   Accounting Manager
---------------------------------               ------------------------------
SIGNATURE OF PREPARER                                       TITLE


     Tom Matta                                        October 27, 1998
------------------------------                  ------------------------------
PRINTED NAME OF PREPARER                                    DATE


    All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                            Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)


                            COMPARATIVE BALANCE SHEET


ASSETS                                                           Month
                                                                7/31/98

1       Cash                                                $   1,056,766
2       Accounts Receivable (Net)                                 941,460
3       Inventory                                                  34,190
4       Notes Receivable                                             -
5       Prepaid Expenses                                           15,900
6       Other (Attach List)                                          -
7       Total Current Assets                                    2,048,316
8       Property, Plant & Equipment                            10,454,992
9       Less: Accumulated
        Depreciation/Depletion                                  5,811,127
10      Net Property, Plant & Equipment                         4,643,865
11      Due From Affiliates & Insiders                               -
12      Intangibles (Attach List)                                    -
12a     Debt Issuance Cost                                           -
13      Other (Attach List)                                     2,024,310
14      Total Assets                                            8,716,491

POSTPETITION LIABILITIES
15      Accounts Payable                                        5,206,974
15a     Accrued Telecommunications Costs                        1,224,449
16      Taxes Payable                                                -
16a     Accrued Taxes Payable                                        -
17      Notes Payable                                                -
18      Professional Fees                                            -
19      Secured Debt                                                 -
20      Due To Affiliates & Insiders                                 -
21      Other (Attach List)                                          -
22      Total Postpetition Liabilities                          6,431,423

PREPETITION LIABILITIES
23.     Secured Debt                                            4,267,093
24.     Priority Debt (Attach List)                                91,675
24a     Redeemable Preferred Stock                              1,620,000
25      Unsecured Debt                                         47,444,030
26      Other (Attach List)                                          -
27      Total Prepetition Liabilities                          53,422,798
28      Total Liabilities                                      59,854,221

EQUITY
29      Owner's Prepetition Equity                            (12,258,875)
30      Postpetition Cumulative
          Profit or (Loss)                                    (38,878,855)
31.     Total Equity (Deficit)                                (51,137,730)
32      Total Liabilities & Owner's Equity                  $   8,716,491

In Re:   SA Telecommunications, Inc.                             Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)

                                                           Month
                                                          7/31/98

6        Other Current Assets
         --------------------
         A/R-Jack Matz                                           0
         A/R Prarie Systems, Inc.                                0
         A/R Line Costs                                          0
         Long Distance Network N/R                               0
                                                     -------------
                                                                 0
                                                     =============

12       Intangibles
         -----------
         Goodwill (net of amortization)                          0
                                                     =============

13       Other Non-Current Assets
         ------------------------
         Prepaid Employee Settlement (net)                       0
         Security Deposits & Miscellaneous               2,024,310
                                                     -------------
                                                         2,024,310
                                                     =============

21       Other Post-Petition Liabilities
         -------------------------------
         Accr Payroll/Payroll Taxes/Benefits                     0
         Accr Medical Ins                                        0
         Accr Property Taxes                                     0
                                                     -------------
                                                                 0
                                                     =============

24       Priority Debt
         -------------
         Accrued Payroll/Employee Benefits                  20,513
         Accrued Property Taxes                             71,162
         Accrued Sales Taxes                                     0
                                                     -------------
                                                            91,675
                                                     =============

Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                 Accrual Basis -3

                           SA TELECOMMUNICATIONS, INC.

                                INCOME STATEMENT



                                                             Month

                                                        July, 1998

         REVENUES

         1 Gross Revenues                                1,016,898
         2 Less: Returns & Discounts                         1,011
         3 Net Revenue                                   1,015,887

         COST OF GOODS SOLD

         4 Beginning Inventory
         5 Add: Purchases
         6 Less: Ending Inventory
         7 Cost Of Goods Sold                              862,300
         8 Gross Profit                                    153,587

         OPERATING EXPENSES

         9  Officer/Insider Compensation                    65,021
         10 Direct Labor/Salaries                          203,381
         11 Payroll Taxes                                   19,329
         12 Rent & Lease Expense                            26,427
         13 Insurance                                        6,642
         14 Depreciation/Amortization                        -
         15 General & Administrative                        34,334
         16 Other (Attach List)                              -
         17 Total Operating Expenses                       355,134
         18 Operating Income                              (201,547)

         OTHER INCOME & EXPENSES

         19 Other Income (Attach List)
         20 Other Expenses (Attach List)
         21 Interest Expense                               (24,897)
         22 Other
         23 Net Other Income & Expenses                    (24,897)

         REORGANIZATION EXPENSES

         24 Professional Fees
         25 U.S. Trustee Fees                              (32,934)
         26 Other (Attach List)
         27 Total Reorganization Expenses
         28 Income Tax
         29 NET PROFIT (LOSS)                             (259,378)

Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                   Accrual Basis -4

CASH RECEIPTS AND
DISBURSEMENTS

                   TOTAL SATEL        TOTAL SATEL         TOTAL SATEL        TOTAL SATEL
                       A/P             MAIN OPER.             P/R              GREYROCK
1. BEG. BAL        (251,026.05)        503,911.19          (70,866.52)         95,934.13
2. CASH                   -                  -                   -                  -
   SALES
3. RECEIPTS               -            946,597.20                -                  -
4. LOANS &                -                  -                   -                  -
   ADVANCES
5. SALE                   -                  -                   -                  -          -
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER         170,964.88         808,427.89          240,979.52         (95,934.13)
                 -------------       ------------        ------------      -------------
7. TOTAL
   RECEIPTS         170,964.88       1,755,025.09          240,979.52         (95,934.13)
8. TOTAL
   CASH AVAIL.      (80,061.17)      2,258,936.28          170,113.00               -
                 -------------       ------------        ------------      -------------
                                                                               -     .
*DISBURSE-
  MENTS                   -         (1,849,712.05)        (163,843.51)              -
EOM
BALANCE             (80,061.17)        409,224.23            6,269.49               -
                 -------------       ------------        ------------      -------------



                    TOTAL SATEL       TOTAL SATEL        TOTAL SATEL        TOTAL SATEL
                       MISC.            CD & NEC         PETTY CASH
1. BEG. BAL          140,048.91          40,867.47          4,062.00         462,931.13
2. CASH                    -                  -                 -                  -
   SALES
3. RECEIPTS                -                  -                 -            946,597.20
4. LOANS &                 -                  -                 -                  -
   ADVANCES
5. SALE                    -                  -                 -                        -
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER           27,293.12         555,355.62              -          1,707,086.90
                  -------------      -------------     -------------      -------------
7. TOTAL
   RECEIPTS           27,293.12         555,355.62              -          2,653,684.10
8. TOTAL
   CASH AVAIL.       167,342.03         596,223.09          4,062.00       3,116,615.23
                  -------------      -------------     -------------      -------------

*DISBURSE-
  MENTS              (46,293.72)              -                 -         (2,059,849.28)
EOM
BALANCE              121,048.31         596,223.09          4,062.00       1,056,765.95
                  -------------      -------------     -------------      -------------





* See attached detail of disbursements by check number, date, payee and amount.

Debtor:        SA Telecommunications, Inc. and Subsidiaries      Accrual Basis-5

Case No:       97-2395 through 97-2401



ACCOUNTS RECEIVABLE AGING


 0 - 30 days old                               $             941,460
 31 - 60 days old                                                  -
 61 - 90 days old                                                  -
 91 + days old                                                     -
 Total Accounts Receivable                     $
                                                             941,460
 Amount Considered Uncollectable                                   -
 Account Receivable                            $
                                                             941,460





AGING OF POSTPETITION ACCOUNTS PAYABLE


                            0 - 30             31 - 60            61 - 90              91+
                             DAYS               DAYS               DAYS               DAYS               TOTAL
---------------------- ------------------ ------------------ ------------------ ------------------ ------------------

ACCOUNTS PAYABLE       $    5,206,974      $       -           $       -         $       -           $    5,206,974






STATUS OF POSTPETITION TAXES

                                BEGINNING           AMOUNT                                 ENDING
                                   TAX             WITHHELD             AMOUNT               TAX             DELINQUENT
                               LIABILITY*         OR ACCRUED*            PAID             LIABILITY            TAXES
FEDERAL
Withholding**                     19,398             56,839            11,579             64,659
FICA-Employee**                   11,488             16,787             7,416             20,859
FICA-Employer**                   11,488             16,787             7,416             20,859
Unemployment                       1,006                 27                27              1,006
Income
Other (Attach List)
Total Federal Taxes               43,380             90,441            26,438            107,382                   -
STATE AND LOCAL
---------------
Withholding                        2,722              4,330             1,603              5,449
Sales                           509,750*             78,413            78,413            509,750
Excise
Unemployment                       6,714                191               191              6,714
Real Property
Personal Property
Other (Attach List)
Total State & Local              519,186             82,934            80,207            521,913                   -
Total Taxes                      562,566            173,374           106,645            629,295                   -



* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report. the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit



Case Nos. 97-972395 (PJW) THROUGH 02401 (PJW)                SA TELECOMMUNICATIONS, INC.     ACCRUAL BASIS - 6




BANK RECONCILIATIONS              Acct #1         Acct #2         Acct #3         Acct #4         Acct #5
                                    USC             USC             USC             NEC             LDN
A.  Bank                        Wells Fargo     Wells Fargo     Wells Fargo       Various      Southwest Bank
B.  Acct #                      4311-269112     4311-269120     4311-269138       Various         9050078
C.  Purpose                         A/P          Operating        Payroll         Misc.           Savings
                                    ---          ---------        -------       Depository        -------
                                                                                   ------

1   Balance per Bank                   -        364,646.65               -      572,824.93         2,516.96
Statement
2   + Deposits not credited                           -                  -                             6.65
3   - Outstanding Checks         (64,436.98)          -          (2,705.75)          -
                                                                                                     -
4   +/- Other Reconciling          1,571.99      41,296.13                           -
items                                                            28,809.48                           -
                               ============== ================ ============== ================ ===============
5   Month End Balance per        (62,864.99)    405,942.78        26,103.73     572,824.93         2,523.61
books
                               ============== ================ ============== ================ ===============




BANK RECONCILIATIONS                Acct #6         Acct #7          Acct #8          Acct #9
                                      USC             USC              USC             AddTel
A.  Bank                            Compass       Wells Fargo           na          Wells Fargo
B.  Acct #                        712-0018-3      4311-269146         Petty          690018810
C.  Purpose                        Greyrock        Insurance      Cash Accounts    Sales Tax Acct
                                   --------        ---------      -------------    --------------

1   Balance per Bank                                  85,960.18         586.43        11,333.44
Statement                         87,408.35
2   + Deposits not credited
3   - Outstanding Checks                  -           (1,598.14)        -             (2,741.56)

4   +/- Other Reconciling                             21,633.31         -              6,461.08
items                            (87,408.35)
                                ================ =============== ================= ===============
5   Month End Balance per                 -          105,995.35         586.43        15,052.96
books
                                ================ =============== ================= ===============





Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)         SA TELECOMMUNICATIONS, INC.       ACCRUAL BASIS - 6



BANK RECONCILIATIONS             Acct #10         Acct #11        Acct #12       Acct #13         Acct #14
                                  AddTel           AddTel          AddTel         AddTel           AddTel
A.  Bank                        Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo

B.  Acct #                      0933 051211   1290-000025-000   4443-332515     4443-332762     0933 041063
C.  Purpose                      Operating           CD           Greyrock    Returned Checks          -
                                 ---------           --           --------    ---------------

1   Balance per Bank              30,904.90      20,874.55              -             -                -
Statement
2   + Deposits not credited
3   - Outstanding Checks         (35,540.89)
4   +/- Other Reconciling         (9,278.74)                            -             -
    items
                               ============== ================= ============= ================ ===============
5   Month End Balance per        (13,914.73)     20,874.55              -             -                -
    books
                               ============== ================= ============= ================ ===============




BANK RECONCILIATIONS               Acct #15         Acct #16         Acct #17         Acct #18
                                    AddTel           AddTel          Uniquest         Uniquest
A.  Bank                          Wells Fargo          na            Compass          Bank of
                                                                                      America
B.  Acct #                        934 041063                        711 9526 0      83130 00519
C.  Purpose                       Payroll/ZBA      Petty Cash          A/P            Payroll
                                  -----------      ----------          ---            -------

1   Balance per Bank                     -             3,475.57           -                  -
    Statement
2   + Deposits not credited
3   - Outstanding Checks                 -                                -                  -
4   +/- Other Reconciling                                                 -                  -
    items                          (19,834.34)
                                ================ =============== ================= ===============
5   Month End Balance per          (19,834.34)         3,475.57           -                  -
    books
                                ================ =============== ================= ===============


Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                   ACCRUAL BASIS - 7


                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    Insiders



                                                                                                     Cumulative
                                                           Type of            Amount                    Unpaid
          Name                      Position               Payment             Paid                     Balance
1    Igor Mamantov          VP-Corp Development            Payroll           Resigned
2    Dennis Lee Gundy       VP-Operations                  Bonus           $  24,000.00
3    Jeffery M. Petrie      VP-Telemarketing               Bonus               9,750.00
4    Windle R. Ewing        VP-Tariffs and Reg. Affair   Payroll/Bonus        16,270.76
5    Thomas J. Brighi       VP-Telemarketing               Payroll           Resigned
6    George M. Trevino      Controller                     Payroll           Resigned
7    Kellie Watts           Asst. General Counsel          Payroll           Resigned
8    Julie Judd             HR Administrator               Payroll           Resigned
9    Cheryl Leahy           Asst. Controller               Payroll           Resigned
10   Chuck Leblo                                           Bonus             15,000.00
                            Total Payments to Insiders                     $ 65,020.76



                                                                           PROFESSIONALS

                                                Date of Court                                                 Total
                             Type of          Order Authorizing       Amount             Amount               Paid
           Name            Professional            Payment           Approved             Paid               To Date
      ---------------- --------------------- --------------------- -------------- --------------------- ------------------
1
2          None                None                  None              None               None
3
4
Total Payments to Professionals




                         Adequate Protections Payments

                          Scheduled Monthly     Amounts Paid       Total Unpaid
    Name of Creditor        Payments Due       During the Month    Post Petition

1                               None                 None               -
2
3
4
5

               Total      $      -               $       -

97-02395PJW THRU 97- 02401PJW                                    ACCRUAL BASIS-8



------------------------------------------------------------------------------------ ---------- ----------
QUESTIONNAIRE                                                                           YES        NO
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
1.       Have any assets been sold or transferred outside the normal course of
         business this recording period?                                                            X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
2.       Have any funds been disbursed from any account other
         than a debtor in possession account?                                          X (1)
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
3.       Are any postpetition receivables (accounts, notes, or
         loans) due from related parties?                                                           X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
4.       Have any payments been made on prepetition liabilities
         this reporting period?                                                        X (2)
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
5.       Have any postpetition loans been received by the debtor
         from any party?                                                               X (3)
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
6.       Are any postpetition payroll taxes past due?                                               X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
7.       Are any postpetition state or federal income taxes past
         due?                                                                                       X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
8.       Are any postpetition real estate taxes past due?                                           X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
9.       Are any other postpetition taxes past due?                                                 X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
10.      Are any amounts owed to postpetition creditors past due?
                                                                                                    X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
11.      Have any prepetition taxes been paid during the
         reporting period?                                                                          X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
12.      Are any wage payments past due?                                                            X
------------------------------------------------------------------------------------ ---------- ----------



If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

(1) Prepetition accounts retained during this period per court order. (2) Only items such as payroll and benefits approved by court order. (3) Only amounts per D.I.P. Financing Agreement approved by court order.



------------------------------------------------------------------------------------ ---------- ----------
INSURANCE                                                                               YES        NO
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
1.       ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
         INSURANCE COVERAGES IN EFFECT?                                                  X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                          X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
3.       PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------ ---------- ----------


If the answer to any of the above  questions is "no",  or if any  policies  have
been  canceled  or  not  renewed  during  this  reporting  period,   provide  an
explanation below. Attached additional sheets if necessary.


-----------------------------------------------------------------------------
                             INSURANCE POLICIES
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
    TYPE OF                                                PAYMENT AMOUNT
    POLICY         CARRIER          PERIOD COVERED          & FREQUENCY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                 See attached schedule of current policies.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                    Accrual Basis -9

                           SA Telecommunications, Inc.
                                and Subsidiaries


--------------------------------------------------------------------------------
                                      Personnel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                       Full Time      Part Time
                                                         Total          Total
1.  Total number of employees at beginning of period       30             -
2.  Total number of employees hired during the period      -              -
3.  Number of employees terminated or resigned during      25             -
    the period
4.  Total number of employees on payroll at end of         5              -
    period
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                  Change of Address
--------------------------------------------------------------------------------


      If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

      DATE OF CHANGE:  ______________________

      NEW ADDRESS: